UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-0523
THE DREYFUS FUND INCORPORATED
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

The Dreyfus Fund Incorporated

ANNUAL REPORT
December 31, 2005

YOU, YOUR ADVISOR AND
Dreyfus
A MELLON FINANCIAL COMPANY™

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
22	Report of Independent Registered
Public Accounting Firm
23	Important Tax Information
24	Information About the Review and Approval
of the Fund’s Management Agreement
29	Board Members Information
31	Officers of the Fund
F O R M O R E I N F O R M AT I O N

Back Cover

The Dreyfus Fund
Incorporated

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2005, through December 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Sean P. Fitzgibbon.

Stocks generally absorbed both good and bad news in 2005 to post modestly positive total returns. On the plus side, an expanding U.S. economy and low inflation helped support corporate earnings in most industry groups. Negative influences included rising short-term interest rates and escalating energy prices, which many analysts feared might erode corporate profits. In addition, hurricanes Katrina, Rita and Wilma disrupted economic activity along the Gulf Coast.

We expect the U.S. economy to continue its moderate expansion in 2006, fueled in part by a rebound in corporate capital spending and exports. The labor market likely will remain relatively strong while inflation should stay low, supporting consumers’ real incomes. Risks in the new year include the possible end of the boom in the housing market, where we believe prices are more likely to stall than plunge.

As always, we encourage you to speak with your financial consultant about how these and other market forces may affect your investments. Thank you for your continued confidence and support.

The Dreyfus Corporation January 17, 2006
2

DISCUSSION OF FUND PERFORMANCE

Sean P. Fitzgibbon, Portfolio Manager

How did The Dreyfus Fund Incorporated perform relative to its benchmark?

For the 12-month period ended December 31, 2005, the fund produced a total return of 5.28% .1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 4.91% for the same period.2

Sustained economic growth and strong corporate earnings generally outweighed the negative impact of higher oil prices and rising interest rates, helping drive the S&P 500 Index modestly higher. Successful individual stock selections in several sectors and significantly overweighted exposure to energy stocks helped the fund outperform its benchmark for the reporting period overall.

On a separate note, on May 2, 2005, Sean P. Fitzgibbon became the fund’s primary portfolio manager.

What is the fund’s investment approach?

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund primarily invests in common stocks issued by U.S. companies, including, to a limited degree, those issued in initial public offerings.The fund may invest up to 20% of its assets in foreign securities.

When choosing stocks, the fund focuses on large-capitalization companies with strong positions in their industries and a catalyst that can trigger a price increase. The portfolio managers use fundamental analysis to create a broadly diversified core portfolio composed of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles.The managers select stocks based on:

• Value, or how a stock is priced relative to its perceived intrinsic worth;

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

• Growth, in this case the sustainability or growth of earnings or cash flow; and

• Financial Profile, which measures the financial health of the company.

The fund typically sells a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, the company has become fully valued, the company has lost favor in the current market or economic environment, or a more attractive opportunity has been identified.

What other factors influenced the fund’s performance?

Higher oil and gas prices amid robust industrial demand for energy generated strong profits for most energy-related companies, as well as for unregulated utilities that are able to pass higher commodity prices on to their customers.As a result, energy stocks led the market’s rise during the reporting period, followed by utilities.The fund was well-positioned to benefit from this trend,thanks to its overweighted exposure to the energy sector and a roughly equal weighting relative to the benchmark in utilities. Top energy performers included diversified oil and gas producer Petroleo Brasileiro, independent exploration and production company XTO Energy and service provider Diamond Offshore Drilling.

The fund further enhanced its relative performance with strong individual stock selections in a variety of other market sectors.Among consumer staples holdings, the fund’s position in food and tobacco giant Altria Group benefited from declining litigation concerns and improved prospects for a reorganization designed to unlock shareholder value. Dean Foods also contributed significantly to the fund’s results on the strength of good operational execution and declining costs. In the materials and processing sector, the fund invested in mineral and metal producers, such as Rio Tinto and BHP Billiton, which encountered strong demand and a favorable pricing environment. Finally, in the consumer discretionary area, the fund avoided the troubled automobile manufacturing industry, focusing instead on retailers and other consumer-oriented companies benefiting from ongoing strength in consumer spending.

4

As is to be expected of a diversified portfolio, some the fund’s investments produced below-average returns. Contributions from the technology sector were mixed, with sharp advances in holdings such as iPod maker Apple Computer and search engine Google balanced by declines in others, such as computer seller Dell.Among financials, positive returns from investments such as Lehman Brothers Holdings were undermined by a downturn in Doral Financial, which the fund sold, and by underweighted exposure to the insurance industry, which recovered in the wake of Hurricane Katrina. In the health care sector, several of the fund’s medical device holdings, including Boston Scientific and Zimmer Holdings, came under pressure from pricing challenges and increased competition. Finally, the fund’s position in telecommunications services company Verizon Communications suffered due to heightened competition between telecommunications and cable television providers.

What is the fund’s current strategy?

In light of rising interest rates and high energy prices, the fund has maintained its overweighted exposure to energy providers, the consumer staples sector and financial companies with earnings that tend to be relatively insensitive to changing interest rates. Due to heightened competitive pressures, we have allocated a smaller percentage of assets than the benchmark to telecommunications stocks. More generally, after several years of relatively strong small-cap performance, we believe that current large-cap valuations stand at compellingly attractive levels relative to their small-cap counterparts. In our view, the fund’s holdings of large-cap companies may benefit as valuations move closer to historical norms.

January 17, 2006
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/95 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance, which does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from July 1, 2005 to December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 3.86
Ending value (after expenses)	$1,070.30

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended December 31, 2005

Expenses paid per $1,000 †	$ 3.77
Ending value (after expenses)	$1,021.48

† Expenses are equal to the fund’s annualized expense ratio of .74%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS December 31, 2005
Common Stocks—99.7%	Shares		Value ($)

Basic Industries—1.8%
Air Products & Chemicals	100,000		5,919,000
E I Du Pont de Nemours & Co.	225,000		9,562,500
Galen Partners II, LP	1.142	[c]	769,196
SK Equity Fund, LP	1.789	[c]	8,659,186
			24,909,882
Beverages & Tobacco—2.4%
Altria Group	446,400		33,355,008
Capital Goods—9.4%
Caterpillar	232,000		13,402,640
Danaher	262,800		14,658,984
Eaton	163,900		10,996,051
Emerson Electric	157,700		11,780,190
General Electric	1,570,000		55,028,500
Tyco International	427,100		12,326,106
United Technologies	260,500		14,564,555
			132,757,026
Consumer Durables—1.2%
Bed Bath & Beyond	215,900	[a]	7,804,785
Johnson Controls	124,100		9,048,131
			16,852,916
Consumer Non-Durables—7.0%
Cadbury Schweppes, ADR	374,000		14,320,460
Colgate-Palmolive	276,800		15,182,480
Dean Foods	277,510	[a]	10,451,027
PepsiCo	399,600		23,608,368
Procter & Gamble	614,825		35,586,071
			99,148,406
Consumer Services—9.7%
CVS	266,000		7,027,720
Hilton Hotels	640,500		15,442,455
Home Depot	462,000		18,701,760
McDonald’s	618,000		20,838,960

8

Common Stocks (continued)	Shares	Value ($)

Consumer Services (continued)
News, Cl. A	637,000	9,905,350
Staples	312,100	7,087,791
Target	173,300	9,526,301
Time Warner	806,500	14,065,360
Viacom, Cl. B	435,500 [a]	14,197,300
Wal-Mart Stores	147,000	6,879,600
Walt Disney	574,700	13,775,559
		137,448,156
Energy—9.6%
Chevron	207,000	11,751,390
Diamond Offshore Drilling	174,000	12,103,440
ENI, ADR	112,000	15,619,520
Exxon Mobil	654,500	36,763,265
GlobalSantaFe	314,000	15,119,100
Occidental Petroleum	159,000	12,700,920
Petroleo Brasileiro, ADR	160,000	11,403,200
Pride International	285,000 [a]	8,763,750
XTO Energy	273,100	12,000,014
		136,224,599
Financial Services—22.5%
American International Group	420,000	28,656,600
AmeriCredit	213,300 [a]	5,466,879
Bank of America	615,000	28,382,250
Bank of New York	661,900	21,081,515
Capital One Financial	214,100	18,498,240
CapitalSource	457,600	10,250,240
CIT Group	120,100	6,218,778
Citigroup	608,000	29,506,240
Countrywide Financial	450,000	15,385,500
Fidelity National Financial	95,900	3,528,161
Fidelity National Title Group, Cl. A	184,582	4,494,572
Freddie Mac	334,900	21,885,715

The Fund 9

STATEMENT OF INVESTMENTS (continued)
Common Stocks (continued)	Shares	Value ($)

Financial Services (continued)
Goldman Sachs Group	49,400	6,308,874
JPMorgan Chase & Co.	636,800	25,274,592
Lehman Brothers Holdings	44,600	5,716,382
MBNA	502,700	13,648,305
Merrill Lynch & Co.	337,200	22,838,556
Northern Trust	142,900	7,405,078
UnumProvident	194,500	4,424,875
Wachovia	458,100	24,215,166
Wells Fargo & Co.	220,700	13,866,581
		317,053,099
Health Care—12.8%
Abbott Laboratories	318,000	12,538,740
Amgen	191,400 [a]	15,093,804
Fisher Scientific International	166,600 [a]	10,305,876
Genzyme	111,000 [a]	7,856,580
Johnson & Johnson	454,000	27,285,400
Medtronic	359,700	20,707,929
Novartis, ADR	275,100	14,437,248
Pfizer	1,007,000	23,483,240
St. Jude Medical	219,000 [a]	10,993,800
WellPoint	211,300 [a]	16,859,627
Wyeth	225,300	10,379,571
Zimmer Holdings	153,100 [a]	10,325,064
		180,266,879
Mining—2.2%
Barrick Gold	321,000	8,946,270
BHP Billiton, ADR	300,000	10,026,000
Rio Tinto, ADR	65,000	11,881,350
		30,853,620
Technology—14.7%
Adobe Systems	258,800	9,565,248

10

Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Apple Computer	160,300 [a]	11,523,967
Applied Materials	614,500	11,024,130
Cisco Systems	969,003 [a]	16,589,331
Dell	360,000 [a]	10,796,400
EMC/Massachusetts	925,100 [a]	12,599,862
Google, Cl. A	21,600 [a]	8,960,976
Intel	583,000	14,551,680
International Business Machines	203,600	16,735,920
Microchip Technology	224,000	7,201,600
Microsoft	1,494,300	39,075,945
Motorola	689,600	15,578,064
Oracle	923,600 [a]	11,277,156
Qualcomm	359,900	15,504,492
Texas Instruments	218,300	7,000,881
		207,985,652
Telecommunications—.5%
Sprint Nextel	315,500	7,370,080
Transportation—1.2%
Norfolk Southern	382,100	17,129,543
Utilities—4.7%
Consolidated Edison	170,000	7,876,100
Dominion Resources/VA	116,000	8,955,200
FPL Group	222,000	9,226,320
Kinder Morgan	94,000	8,643,300
Sempra Energy	210,000	9,416,400
Southern	250,000	8,632,500
Verizon Communications	447,000	13,463,640
		66,213,460
Total Common Stocks
(cost $1,130,709,567)		1,407,568,326

The Fund 11

S T A T E M E N T O F I N V E S T M E N T S (continued)
Other Investment—.3%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $4,592,000)			4,592,000 [b]	4,592,000

Total Investments (cost $1,135,301,567)			100.0%	1,412,160,326
Liabilities, Less Cash and Receivables			(.0%)	(809,658)
Net Assets			100.0%	1,411,350,668

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	Investment in affiliated money market mutual fund.
[c]	Securities restricted as to public resale. Investment in restricted securities with aggregate market value of $9,428,382,
	representing approximately .67% of net assets (see below).

			Net
	Acquisition	Purchase	Assets
Issuer	Date	Price ($) †	(%)	Valuation ($) ††

Galen Partners II, LP (Units)	5/6/94-1/3/97	673,552.06		673,552 per unit
SK Equity Fund, LP (Units)	3/8/95-9/18/96	1,155,132	.61 4,840,238 per unit

† Average cost per unit.

The valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary †

	Value (%)		Value (%)

Financial Services	22.5	Consumer Non-Durables	7.0
Technology	14.7	Utilities	4.7
Health Care	12.8	Beverages & Tobacco	2.4
Consumer Services	9.7	Other	7.2
Energy	9.6
Capital Goods	9.4		100.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	1,130,709,567	1,407,568,326
Affiliated issuers	4,592,000	4,592,000
Cash		211,105
Receivable for investment securities sold		6,817,002
Dividends receivable		1,144,791
Receivable for shares of Common Stock subscribed		7,562
Prepaid expenses		54,568
		1,420,395,354

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		919,721
Payable for investment securities purchased		7,000,764
Payable for shares of Common Stock redeemed		921,058
Accrued expenses		203,143
		9,044,686

Net Assets ($)		1,411,350,668

Composition of Net Assets ($):
Paid-in capital		1,114,066,527
Accumulated undistributed investment income—net		3,895,476
Accumulated net realized gain (loss) on investments		16,529,906
Accumulated net unrealized appreciation
(depreciation) on investments		276,858,759

Net Assets ($)		1,411,350,668

Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		137,348,948
Net Asset Value, offering and redemption price per share ($)		10.28

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS Year Ended December 31, 2005
Investment Income ($):
Income:
Cash dividends (net of $229,999 foreign taxes withheld at source):
Unaffiliated issuers	26,062,488
Affiliated issuers	408,452
Income from securities lending	88,212
Total Income	26,559,152
Expenses:
Management fee—Note 3(a)	9,267,078
Shareholder servicing costs—Note 3(a)	877,593
Professional fees	117,984
Custodian fees—Note 3(a)	95,160
Prospectus and shareholders’ reports	45,754
Directors’ fees and expenses—Note 3(b)	35,989
Registration fees	23,417
Loan commitment fees—Note 2	10,405
Interest expense—Note 2	1,110
Miscellaneous	38,208
Total Expenses	10,512,698
Investment Income—Net	16,046,454

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	117,199,072
Net unrealized appreciation (depreciation) on investments	(62,624,307)
Net Realized and Unrealized Gain (Loss) on Investments	54,574,765
Net Increase in Net Assets Resulting from Operations	70,621,219

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2005	2004

Operations ($):
Investment income—net	16,046,454	17,403,424
Net realized gain (loss) on investments	117,199,072	68,006,189
Net unrealized appreciation
(depreciation) on investments	(62,624,307)	33,368,956
Net Increase (Decrease) in Net Assets
Resulting from Operations	70,621,219	118,778,569

Dividends to Shareholders from ($):
Investment income—net	(15,285,754)	(16,906,914)
Net realized gain on investments	(53,090,699)	—
Total Dividends	(68,376,453)	(16,906,914)

Capital Stock Transactions ($):
Net proceeds from shares sold	15,329,331	22,338,003
Dividends reinvested	59,027,167	14,225,556
Cost of shares redeemed	(168,854,828)	(151,959,824)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(94,498,330)	(115,396,265)
Total Increase (Decrease) in Net Assets	(92,253,564)	(13,524,610)

Net Assets ($):
Beginning of Period	1,503,604,232	1,517,128,842
End of Period	1,411,350,668	1,503,604,232
Undistributed investment income—net	3,895,476	3,105,310

Capital Share Transactions (Shares):
Shares sold	1,507,908	2,317,541
Shares issued for dividends reinvested	5,719,974	1,454,639
Shares redeemed	(16,575,577)	(15,728,134)
Net Increase (Decrease) in Shares Outstanding	(9,347,695)	(11,955,954)

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value,
beginning of period	10.25	9.56	7.72	9.99	11.20
Investment Operations:
Investment income—net [a]	.11	.11	.08	.06	.06
Net realized and unrealized
gain (loss) on investments	.43	.69	1.83	(2.27)	(1.19)
Total from Investment Operations	.54	.80	1.91	(2.21)	(1.13)
Distributions:
Dividends from
investment income—net	(.11)	(.11)	(.07)	(.06)	(.06)
Dividends from net realized
gain on investments	(.40)	—	—	—	—
Dividends in excess of net
realized gain on investments	—	—	—	—	(.02)
Total Distributions	(.51)	(.11)	(.07)	(.06)	(.08)
Net asset value, end of period	10.28	10.25	9.56	7.72	9.99

Total Return (%)	5.28	8.46	24.94	(22.15)	(10.07)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.74	.75	.77	.76	.73
Ratio of net investment income
to average net assets	1.13	1.18	.91	.68	.63
Portfolio Turnover Rate	58.50	66.66	55.14	49.46	60.55

Net Assets, end of period
($ x 1,000)	1,411,351	1,503,604	1,517,129	1,316,897	1,863,438

[a] Based on average shares outstanding at each month end. See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate. Financial futures are valued at the last sales price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institu-tions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of

18

securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transac-tion.Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At December 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $11,434,203, undistributed capital gains $11,552,577 and unrealized appreciation $274,297,361.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2005 and December 31, 2004 were as fol-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

lows: ordinary income $15,285,754 and $16,906,914 and long-term capital gains $53,090,699 and $0, respectively.

During the period ended December 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for limited partnerships, the fund increased accumulated undistributed investment income-net by $29,466 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the Facility during the period ended December 31, 2005 was approximately $27,900, with a related weighted average annualized interest rate of 3.97% .

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full year.No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 2005.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing per-

20

sonnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2005, the fund was charged $656,743 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement to provide custodial services for the fund. During the period ended December 31, 2005, the fund was charged $95,160 pursuant to the custody agreement.

During the period ended December 31, 2005, the fund was charged $3,762 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $776,670, chief compliance officer fees $1,858, custodian fees $37,886 and transfer agency per account fees $103,307.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(c) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2005, amounted to $824,734,026 and $967,208,310, respectively.

At December 31, 2005, the cost of investments for federal income tax purposes was $1,137,862,965; accordingly, accumulated net unrealized appreciation on investments was $274,297,361, consisting of $287,886,583 gross unrealized appreciation and $13,589,222 gross unrealized depreciation.

The Fund 21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of December 31, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York February 9, 2006
22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.3990 per share as a long-term capital gain distribution of the $.4330 per share paid on December 19, 2005.The fund also hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2005 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2005, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $15,285,754 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Fund’s Board of Directors held on July 12 and 13, 2005, the Board considered the re-approval for an annual period of the Fund’s Management Agreement, pursuant to which the Manager provides the Fund with investment advisory and administrative services.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the Fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the Fund by the Manager pursuant to the Management Agreement. The presentation included a detailed summary of the services provided to Dreyfus-managed mutual funds by each business unit within the Manager. The Manager’s representatives reviewed the Fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the Fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of these distribution channels, including those of the Fund. The Board also reviewed the number of shareholder accounts in the Fund, as well as the Fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day Fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

24

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the Fund’s performance, management fee and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended May 31, 2005, and noted that the Fund’s total return performance was better than the comparison group and Lipper category averages for the 1-year period.The Board members noted that the Fund’s performance for the 3-year, 5-year and 10-year periods was below the Lipper category and comparison group averages.The Board noted that a new primary portfolio manager for the Fund was appointed in May 2005.The Board members discussed with the portfolio manager his investment strategy and the efforts undertaken to improve the Fund’s performance. The Board members also discussed the Fund’s management fee and expense ratio, and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Fund’s management fee was higher than the management fee paid by most of the other funds in the comparison group. The Board noted that the Fund’s total expense ratio was the lowest among the expense ratios of the funds in the comparison group and was lower than the comparison group and Lipper category averages.

Representatives of the Manager reviewed with the Board the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Similar Funds”) and by other accounts managed or sub-advised by the Manager or its affiliates with similar investment objectives, policies and strategies as the Fund (the “Separate Accounts” and, collectively with the Similar Funds, the “Similar Accounts”). The

The Fund 25

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Similar Accounts as compared to managing and providing services to the Fund; it was noted that the Similar Funds were mutual funds included in the “large-cap core” and “large-cap core variable insurance products” funds categories by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. It was noted that the Similar Funds included four unitary fee structure funds that had higher management fees than the fee borne by the Fund and that several of the other funds had higher management fees than the fee borne by the Fund.The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the Fund’s advisory fees.The Board acknowledged that differences in fees paid by the Similar Accounts seemed to be consistent with the services provided.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where economies of scale might emerge in connection with the management of the Fund. The Board members evaluated the analysis in light of the relevant circumstances for the Fund, including the decline in Fund assets, and the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect economies of scale for the benefit of Fund investors.The Board

26

noted that the management fee paid by the Fund has breakpoints in place and reflects the potential for sharing economies of scale as the Fund’s assets grow.The Board also noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager from acting as investment adviser and noted the soft dollar arrangements with respect to trading the Fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the Fund was not unreasonable given the Fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

• The Board concluded that the nature, extent and quality of the services provided by the Manager are adequate and appropriate.

• The Board generally was satisfied with the Fund’s recent performance and with the Manager’s efforts to improve the Fund’s performance, and the change in the Fund’s primary portfolio manager which occurred in May 2005.

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND ’S MANAGEMENT AGREEMENT (Unaudited) ( c o n t i n u e d )

• The Board concluded that the fee paid by the Fund to the Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the Fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that approval of the Fund’s Management Agreement was in the best interests of the Fund and its shareholders.

• The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the Fund had been adequately considered by the Manager in connection with the management fee rate charged to the Fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the Fund, the Board would seek to have those economies of scale shared with the Fund.

28

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Lucy Wilson Benson (78)
Board Member (1981)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 40

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Whitney I. Gerard (71)
Board Member (1973)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 38
———————
Arthur A. Hartman (79)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 38
———————
George L. Perry (71)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 38
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

30

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 43 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since August 2005.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

32

For More	Information

The Dreyfus Fund	Transfer Agent &
Incorporated	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,285 in 2004 and $36,081 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $30,065 in 2004 and $4,725 in 2005. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended and (ii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,484 in 2004 and $3,445 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $2,301 in 2004 and $2,228 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $592,101 in 2004 and $758,091 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE DREYFUS FUND INCORPORATED

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	February 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	February 27, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	February 27, 2006

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)